UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 06/30/2005

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11053

PA	23-2093008
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, PA 18612

(Address of Principal Executive Offices, Including Zip Code)

570-631-2700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01.	Other Events

Commonwealth Telephone Enterprises, Inc. (the “Company”) has announced that it has filed a shelf registration statement with the U.S. Securities and Exchange Commission, under which United States Fire Insurance Company may offer and sell up to 1,108,596 shares of common stock of the Company from time to time.

A copy of the press release announcing the filing of the shelf registration statement is attached hereto as Exhibit 99.A and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	The following exhibit is filed with this Form 8-K.

Exhibit No.	Description

99.A	Text of Press Release of Commonwealth Telephone Enterprises, Inc. dated June 30, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

Date: July 01, 2005.	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit No.	Description

EX-99.A	Text of Press Release of Commonwealth Telephone Enterprises, Inc., dated June 30, 2005